EXHIBIT 10.24

COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT IN PATENTS

          This COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT IN PATENTS, dated as of June 8, 2006, is between Brightec S.A., formerly known as Lumitech, S.A., a Switzerland corporation having an address at 36 Avenue Cardinal Tiermillod, Carouge, Switzerland (the “Grantor”) and. Ross/Fialkow Capital Partners LLP, as Trustee of Brightec Capital Trust, a Massachusetts nominee trust under declaration of trust dated June 8, 2006 with a place of business at 38 Glen Avenue, Newton, Massachusetts 02459 (“Lender”).

WITNESSETH

          WHEREAS, the Grantor has guaranteed the obligations of Advanced Lumitech, Inc., a Nevada corporation (the “Borrower”) to Lender pursuant to a certain Corporate Guaranty dated of even date herewith (the “Guaranty”).

          WHEREAS, the Grantor has agreed to enter into this Agreement to secure Grantor’s obligations under the Guaranty; and

          WHEREAS, the Grantor is the owner of the entire right, title and interest in, to and under the patents and all United States patent registrations and pending patent applications therefor listed on Schedule 1 hereto; and all patents, reissues, re-examinations and rights to use patents hereafter acquired, continuations, partial continuations, divisions, and registrations thereof and applications therefore (“Patents”), including (i) all present or future proprietary rights and goodwill of the business connected with the use of and symbolized by the use of the Patents; (ii) all rights to damages or profits and the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of the Patents; (iii) all income, royalties, damages and other payments now or hereafter due and/or payable with respect thereto; including, without limitation, payments under all agreements and contracts entered into in connection therewith, and damages and payments for past or future infringements thereof, and (iv) all rights of Grantor corresponding thereto throughout the world and all other rights of any kind whatsoever of Grantor accruing thereunder or pertaining to the Patents, including all “Patent Licenses,” which shall mean, with respect to the Grantor, all agreements and contracts, including but not limited to license agreements, distribution agreements, merchandising agreements, option agreements and marketing agreements and a grant of any rights, directly or indirectly, with any other Person in connection with or referring to, in whole or in part, any of the Patents, now owned or hereafter acquired, throughout the world, all as listed on Schedule 2 hereto.

          1.          Grant of Security Interest. To secure the complete and timely payment when due and satisfaction of the Guaranteed Obligations, as such term is defined in the Guaranty, the Grantor hereby grants, assigns and conveys to Lender as collateral security the Grantor’s entire right, title and interest in, to and under to the Patents and Patent Licenses, and all proprietary rights in and to all products and proceeds related thereto, now owned or existing or at any time hereafter acquired by the Grantor or in which the Grantor now has or any time in the future may acquire any right, title or interest, including, without limitation, each registration, application and proprietary right listed on Schedule 1 attached hereto and made a part hereof, the right to sue for past, present and future infringements and all rights corresponding (referred to collectively as the “Patents and Patent Licenses Collateral”).

          2.          Collateral Assignments of Patents and Patent Licenses. In addition to all other rights granted to the Lender under the Guaranty and this Agreement, effective only upon the event of termination and an acceleration of the Guaranteed Obligations under the Guaranty, the Grantor hereby sells, assigns, transfers and sets over to the Lender, for collateral purposes only, the Grantor’s entire right, title and interest in and to all Patents and all assignable rights of the Grantor under each of the Patent Licenses.

          3.          Representations and Warranties. The Grantor represents and warrants that:

                       (a)          The Patents and Patent Licenses are valid and subsisting and in good standing

                       (b)          Each of the Patents was created and first published in the United States;

                       (c)          Grantor does not own any patent that is registered with the United States Patent Office, other than each of the Patents listed in Schedule 1;

                       (d)          Grantor is not a party to, or an assignee of a party to, any patent license other than each of the Patent Licenses listed in Schedule 2;

                       (e)          Grantor is the sole and exclusive owner of the entire right, title and interest in,

                       (f)          under and to, free and clear of any liens, charges and encumbrances, each of the Patents, and all United States patent registrations and applications therefor, identified on Schedule 1; and the Patent Licenses identified on Schedule 2;

                       (g)          Grantor has good and marketable title to, free and clear of all clear of any liens, charges and encumbrances, all Patents and all United States Patent registrations and applications therefor, identified on Schedule 1, and Patent Licenses identified on Schedule 2;

                       (h)          To the knowledge of the Grantor, no claim has been made that the use of any of the Patents and/or Patent Licenses does or may violate the rights of any third person;

                       (i)          The Patents listed in Schedule 1 and the Patent Licenses listed in Schedule 2, have not been found to be infringing the rights of other parties or adjudged invalid or unenforceable, in whole or in part by any court of competent jurisdiction; nor has any holding, decision or judgment been rendered by any Governmental Authority which would limit, cancel or question the validity, registrability or enforceability of any of the Patents and/or Patent Licenses throughout the world;

                       (j)          No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any of the Patents and/or Patent Licenses throughout the world or (ii) which, if adversely determined, would be reasonably likely to have a material adverse effect on the value of any such Patents and/or Patent Licenses throughout the world;

                       (k)          Grantor has not received any written threats of action and has not commenced and does not currently intend to commence any suit or action against others in connection with the violation of enforcement of its rights in any of the Patents and/or Patent Licenses;

                       (l)          Grantor has the unqualified right and power to enter into this Agreement and perform its terms and has entered and will enter into written agreements as necessary with each of its present and future employees, agents and consultants that will enable it to comply with the covenants herein contained;

                       (m)          The registrations in connection with the Patents listed in Schedule 1 have been duly and properly issued;

                       (n)          Grantor is neither in default, in violation of (or would be in violation with notice or lapse of time, or both) nor has otherwise materially breached any of the Patent Licenses including, without limitation, whether or not such default has been waived, and Grantor has received no notice of any default or violation of any of the Patent Licenses;

                       (o)          There are no unresolved material disputes under any of the Patent Licenses;

                       (p)          There are no unresolved material disputes relating to or in connection with any of the Patents;

                       (q)          Grantor has not granted any release, covenant not to sue, or non-assertion assurance to any Person with respect to any of the Patents and/or Patent Licenses;

                       (r)          Grantor hereby agrees not to divest itself of any right with respect to the Patents and/or Patent Licenses absent prior written approval of the Lender, other than pursuant to license or sublicense agreements made in the ordinary course of business; and

                       (s)          The Grantor agrees, promptly upon learning thereof, to notify the Lender in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of the Grantor’s rights in, to and under any of the Patents and/or Patent Licenses, or with respect to any party claiming that the Grantor’s use of any of the Patents and/or Patent Licenses violate any property right of that party. The Grantor further agrees, if directed by the Lender, diligently to prosecute any Person infringing any of the Patents and/or Patent Licenses. In the event that the Borrower refuses or fails to pursue such claim for infringement, the Lender may, but shall not be obligat ed, to pursue such action.

          4.          Further Assurances.

                       (a)          The Grantor shall execute and deliver to the Lender or a short form Notice of Security Interest in Patents in form satisfactory to the Lender, which shall be recorded in United States Patent Office and any other appropriate government offices to perfect the security interests granted herein,

                       (b)          The Grantor shall execute any and all additional documents reasonably required and/or requested by the Lender in connection with the Patents and Patent Licenses to effectuate the security interests granted hereunder; and

                       (c)          The Grantor hereby grants the Lender an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, a such term is defined in Lender’s Loan and Security Agreement with the Borrower of even date herewith, any document which may be required by the United States Patent Office or secretary of state or equivalent governmental agency of any state of the United States or in any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Patent and Patent License, and record the same.

          5.          Other Patents. Within 30 days of (i) acquisition of a new patent or Patent License, or (ii) of filing of an application to register a patent, the Grantor shall deliver to the Lender a copy of the document of transfer or license with respect to such patent or a copy of the registration application and/or of the receipt issued by the United States Patent Office with respect thereto, said patent, as the case may be, with a grant of security as to such patent, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof and the Notice of Security Interest delivered pursuant to Paragraph 6.

          6.          Other Patent Licenses. Within 30 days of the Grantor becoming a party to a Patent License, the Grantor shall deliver to the Lender a copy of said Patent License, as the case may be, with a grant of security as to such Patent License, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof and the Notice of Security Interest in Patents delivered pursuant to Paragraph 6.

          7.          Remedies.

          (a)          If an Event of Default shall have occurred and be continuing following thirty (30) days written notice form Lender to Grantor of such default, the Lender shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a Lender under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Lender deems expedient:

                                      (i)          if the Lender so elects and gives notice of such election to the Grantor, the Lender may cause the Patents and Patent Licenses to be transferred into its name or the name of its nominee or nominees for any lawful purpose and otherwise act with respect thereto as though it were the outright owner thereof (the Grantor hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Grantor, with full power of substitution, to do so);

                                      (ii)         the Lender may demand, sue for, collect or make any compromise. or settlement the Lender deems suitable in respect of any Patents or Patent Licenses, and may receive and collect and payments, royalties, license fees or other revenues due or to become due under the Patent Licenses;

                                      (iii)        the Lender may sell, resell, assign and deliver, or otherwise dispose of any or all of the Patents or Patent Licenses, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Lender thinks expedient, upon such notice as expressly provided herein;

                       (b)          In the event of any proposed disposition of the Patents or Patent Licenses as provided in clause (iii) of Paragraph 9(a) Lender shall give to the Grantor at least ten business days prior written notice of the time and place of any public sale of the Patents or Patent Licenses or of the time after which any private sale or any other intended disposition is to be made. The Grantor hereby acknowledges that ten business day’s prior written notice of such sale or sales shall be reasonable notice. The Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Grantor, to the fullest extent permitted by law). The Lender may buy any part or all of the Patents or Patent Licenses at any public sale. The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Lender in attempting to collect the Guaranteed Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Guaranteed Obligations in the order set forth in such order or preference as the Lender may determine after proper allowance for Guaranteed Obligations not then due.

          8.          Marshaling.  The Lender shall not be required to marshal any present or future security for (including but not limited to this Agreement), or other assurances of payment of, the Guaranteed Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Lenders rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument evidencing any of the Guaranteed Obligations or under which any of the Guaranteed Obligations is outstanding or by which any of the Guaranteed Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

          9.          Grantor’s Guaranteed Obligations Not Affected.  The obligations of the Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or non-exercise, or any waiver, by the Lender of any right, remedy, power or privilege under or in respect of any of the Guaranteed Obligations or any security thereof (including this Agreement (b) any amendment to or modification of any instrument (other than this Agreement) securing any of the Guaranteed Obligations (c) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Guaranteed Obligations, whether or not the Grantor shall have notice or knowledge of any of the foregoing.

          10.        Transfer. Etc., by Grantor.  Without the prior written consent of the Lender, the Grantor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

          11.        Further Assurances.  The Grantor will do all such acts, and will furnish to the Lender all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Lender hereunder, all without any cost or expense to the Lender. If the Lender so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Lender as a financing statement in any recording office in any jurisdiction.

          12.        Lender’s Exoneration. Under no circumstances shall the Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Patents or Patent Licenses of any nature or kind or any matter or proceedings arising out of or relating thereto, other than after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Lender shall not be required to take any action of any kind to collect, preserve or protect its or the Grantor’s rights in the Patents or the Patent Licenses or against other parties thereto. The Lender’s prior recourse to any part or all of the Patents and Patent Licenses shall not constitute a condition of any demand, ‘suit or proceeding for payment or collection of any of the Guaranteed Obligations.

          13.        No Waiver, Etc.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Grantor hereby waives presentment, notice of dishonor and protest of all instruments, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Guaranty).

          14.        Notices. Etc.  All notices, requests and other communications hereunder shall be made in the manner set forth in the Guaranty.

          15.        Termination.  Upon final payment and performance in full of the Guaranteed Obligations, this Agreement shall terminate and the Lender shall, at the Grantor’s request and expense, reassign and retransfer to Grantor such Patents and Patent Licenses in the name or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any surplus moneys and other property at the time held by the Lender hereunder.

          16.        Governing Law: Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Grantor agrees that any suit for the enforcement of this Agreement may be brought in any state or federal court of competent jurisdiction sitting in Middlesex or Suffolk County, and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Grantor by mail at the address specified in the Agreement. The Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

          17.        Certain Waivers.  GRANTOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST LENDER OR BORROWER IN RESPECT OF THIS AGREEMENT, THE GUARANTY OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS, AS WELL AS ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO SPECIAL, INCIDENTIAL OR CONSEQUENTIAL DAMAGES;

BRIGHTEC, S.A., f/k/a/ Lumitech, S.A.

By:	/s/ Patrick Planche

Patrick Planche, President and Director

COMMONWEALTH OF MASSACHUSETTS

Norfolk, ss.	June 8, 2006

          On this day, before me, the undersigned notary public, personally appeared Patrick Planche proved to me through satisfactory evidence of identification, which was his driver’s license, to be the person whose name is signed on the preceding document and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ Jay L. Fialkow

Notary Public

Jay L. Fialkow

Printed Name of Notary Public
My Commission Expires: 9/20/2007

Schedule 1

Patents

U.S. Patent No. 6,623,871 B2 dated September 23, 2003
“Process for manufacturing reproduction with a luminescence effect and reproduction manufactured by the implementation of the process”

U.S. Patent No. 6,875,535 B2 dated April 5, 2005
“Process for manufacturing reproduction with a luminescence effect and reproduction manufactured by the implementation of the process”

Schedule 2

Patent Licenses